                                                                    EXHIBIT 10.5


                               SECURITY AGREEMENT

                                 BY AND BETWEEN

                            MERCURY AIR GROUP, INC.,

                                       AND

              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                   AS OBLIGORS

                                       AND

                       J. H. WHITNEY MEZZANINE FUND, L.P.

                                 AS THE LENDERS,

                          DATED AS OF DECEMBER 30, 2002

                  THIS AGREEMENT AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 30, 2002, BY AND AMONG THE PARTIES HERETO AND FOOTHILL CAPITAL CORPORATION, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

                                                                    Exhibit 10.5

                                TABLE OF CONTENTS

1.       DEFINITIONS AND CONSTRUCTION............................................................................      1
         1.1.     Definitions....................................................................................      1
         1.2.     Accounting Terms...............................................................................      8
         1.3.     Code...........................................................................................      8
         1.4.     Construction...................................................................................      9
         1.5.     Schedules and Exhibits.........................................................................      9

2.       APPLICATION OF PROCEEDS.................................................................................      9
         2.1.     Application....................................................................................      9
         2.2.     Paid in Full...................................................................................     10
         2.3.     Conflict.......................................................................................     10

3.       CONDITIONS PRECEDENT....................................................................................     10

4.       CREATION OF SECURITY INTEREST...........................................................................     10
         4.1.     Grant of Security Interest.....................................................................     10
         4.2.     Negotiable Collateral..........................................................................     11
         4.3.     Collection of Accounts, General Intangibles, and Negotiable Collateral.........................     11
         4.4.     Delivery of Additional Documentation Required..................................................     11
         4.5.     Power of Attorney..............................................................................     12
         4.6.     Right to Inspect...............................................................................     12
         4.7.     Control Agreements.............................................................................     12

5.       REPRESENTATIONS AND WARRANTIES..........................................................................     12
         5.1.     No Encumbrances................................................................................     12
         5.2.     Equipment......................................................................................     13
         5.3.     Location of Inventory and Equipment; FBOs......................................................     13
         5.4.     Inventory Records..............................................................................     13
         5.5.     Location of Chief Executive Office; FEIN.......................................................     13
         5.6.     Stock and Subsidiaries.........................................................................     13
         5.7.     Due Authorization; No Conflict.................................................................     13
         5.8.     Fraudulent Transfer............................................................................     14
         5.9.     Intellectual Property..........................................................................     14
         5.10.    DDAs     ......................................................................................     14

6.       AFFIRMATIVE COVENANTS...................................................................................     14
         6.1.     Post Closing Conditions........................................................................     14
         6.2.     Accounting System..............................................................................     15
         6.3.     Collateral Reporting...........................................................................     15
         6.4.     Maintenance of Properties......................................................................     15
         6.5.     Insurance......................................................................................     15
         6.6.     Location of Inventory and Equipment............................................................     16

         6.7.     Leases.........................................................................................     16
         6.8.     Existence......................................................................................     16
         6.9.     Environmental..................................................................................     16

7.       NEGATIVE COVENANTS......................................................................................     17
         7.1.     Change Name....................................................................................     17
         7.2.     Change in Location of Chief Executive Office; Inventory and Equipment with Bailees.............     17
         7.3.     Securities Accounts............................................................................     17

8.       SUBORDINATION AGREEMENT.................................................................................     17

9.       THE LENDER'S RIGHTS AND REMEDIES........................................................................     17
         9.1.     Rights and Remedies............................................................................     17
         9.2.     Remedies Cumulative............................................................................     19

10.      TAXES AND EXPENSES......................................................................................     19

11.      WAIVERS; INDEMNIFICATION................................................................................     19
         11.1.    Demand; Protest; etc...........................................................................     19
         11.2.    Lender's Liability for Collateral..............................................................     20
         11.3.    Indemnification................................................................................     20

12.      NOTICES.................................................................................................     20

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER..............................................................     20
         13.1.    GOVERNING LAW..................................................................................     20
         13.2.    NEW YORK COURTS................................................................................     20
         13.3.    WAIVER OF JURY TRIAL...........................................................................     20

14.      ASSIGNMENTS AND SUCCESSORS..............................................................................     21

15.      AMENDMENTS; WAIVERS.....................................................................................     21
         15.1.    Amendments and Waivers.........................................................................     21
         15.2.    No Waivers; Cumulative Remedies................................................................     21

16.      GENERAL PROVISIONS......................................................................................     21
         16.1.    Effectiveness..................................................................................     21
         16.2.    Section Headings...............................................................................     21
         16.3.    Interpretation.................................................................................     21
         16.4.    Severability of Provisions.....................................................................     22
         16.5.    Amendments in Writing..........................................................................     22
         16.6.    Counterparts; Telefacsimile Execution..........................................................     22
         16.7.    Revival and Reinstatement of Obligations.......................................................     22
         16.8.    Integration....................................................................................     22
         16.9.    Parent as Agent for Obligors...................................................................     22

EXHIBITS AND SCHEDULES

Schedule D-1      Designated Account

Schedule F-1      FBOs

Schedule L-1      Liens to be Released

Schedule R-1      Real Property Excluded from Collateral

Schedule 5.3      Locations of Inventory and Equipment

Schedule 5.5      Location of Chief Executive Office; FEIN

Schedule 5.6      Stock and Subsidiaries

Schedule 5.9      Intellectual Property

Schedule 5.10     DDAs

                                                                    EXHIBIT 10.5

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement"), is entered into as of December 30, 2002, between J.H. Whitney Mezzanine Fund, L.P. ("Lender"), a Delaware limited partnership, and Mercury Air Group, Inc., a Delaware corporation ("Parent") and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, are referred to hereinafter each individually as a "Guarantor", and the Guarantors, together with Parent, are individually and collectively, jointly and severally, referred to as the "Obligors").

         WHEREAS, Lender and Parent entered into a Securities Purchase Agreement, dated as of September 10, 1999, as amended by Amendment No. 1 dated as of September 30, 2000 and Amendment No. 2 dated as of September 30, 2001 (as so amended, the "Original Purchase Agreement"), pursuant to which, among other things, Lender purchased from Parent (a) a subordinated promissory note due September 9, 2006 in the principal amount of $24,000,000 (the "Note"), and (b) a warrant to purchase 503,126 shares of common stock, $.01 par value per share, of Parent (the "Warrant");

         WHEREAS, one or more Events of Default have occurred and are continuing under the Note and Parent has requested that Lender not exercise its rights to, among other things, declare all outstanding principal and accrued interest on the Note to be immediately due and payable;

         WHEREAS, Parent has requested that Lender provide the waiver and enter into the amendments to the Original Purchase Agreement provided for Amendment No. 3, dated as of December 30, 2002, between Lender and Parent ("Amendment No. 3"), and Lender has agreed to provide such waiver and amend the Original Purchase Agreement on the terms and conditions set forth in Amendment No. 3; and

         WHEREAS, as a condition to Lender agreeing to enter into Amendment No. 3 and to amend the Original Purchase Agreement as provided for therein, Parent has agreed to grant, and to procure that each Guarantor grants, a security interest in certain of its assets to Lender.

         The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

1.1. Definitions. As used in this Agreement, the following terms shall have the following definitions:

         "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

         "Accounts" means all of Obligor's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

         "Additional Documents" has the meaning set forth in Section 4.4.

         "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise.

         "Agreement" has the meaning set forth in the preamble hereto.

         "Additional Note" has the meaning set forth in Amendment No. 3.

         "Additional Warrant" has the meaning set forth in Amendment No. 3.

         "Amended Note" has the meaning set forth in Amendment No. 3.

         "Amended Warrant" has the meaning set forth in Amendment No. 3.

         "Amendment No. 3" has the meaning set forth in the recitals hereto.

         "Assignment of Claims" means an Assignment of Claims Under Government Contract, in form and substance acceptable to Lender, with respect to each contract under which Maytag or any other Obligor provides services or goods to an Account Debtor which is the United States or any department, agency, or instrumentality of the United States.

         "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

         "Board of Directors" means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

         "Books" means all of each Obligor's and its Subsidiaries' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Obligor's or its Subsidiaries' Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

         "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

         "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Closing Date" means the date hereof.

         "Code" means the New York Uniform Commercial Code, as in effect from time to time.

         "Collateral" means all of each Obligor's now owned or hereafter acquired right, title, and interest in and to each of the following:

         (a) Accounts,

         (b) Books,

         (c) Equipment,

         (d) General Intangibles,

         (e) Inventory,

         (f) Investment Property,

         (g) Negotiable Collateral,

         (h) Real Property Collateral,

         (i) money or other assets of each such Obligor that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

         (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

         "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Lender.

         "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Obligors.

         "Control Agreement" means a control agreement, in form and substance satisfactory to Lender, executed and delivered by the applicable Obligor, Lender, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a deposit account.

         "DDA" means any checking or other demand deposit account maintained by any Obligor.

         "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

         "Designated Account" means that certain DDA of Parent identified on Schedule D-1.

         "Dollars" or "$" means United States dollars.

         "Environmental Action" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Obligor or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Obligor or any predecessor in interest.

         "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

         "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

         "Equipment" means all of Obligors' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         "Event of Default" has the meaning given to it in section 6 of the Note.

         "FBO" means a fixed base operator lease or similar agreement, identified on Schedule F-1 (as the same may be amended or modified from time to time), entered into by any Obligor with a municipality or other public agency owning or operating an airport located in the United States of America whereby such Obligor leases real property located at such airport for the purpose of providing services thereat.

         "FBO Obligors" means Mercury Air Center-Birmingham, LLC, Mercury Air Center-Bakersfield, Inc., Mercury Air Center-Burbank, Inc., Mercury Air Center-Fresno, Inc., Mercury Air Center-Los Angeles, Inc., Mercury Air Center-Ontario, Inc., Mercury Air Center-Santa Barbara, Inc., Mercury Air Center-Hartsfield, LLC, Mercury Air Center-Peachtree-Dekalb, LLC, Mercury Air Center- Ft. Wayne, LLC., Mercury Air Center-Jackson, L.L.C., Mercury Air Center-Reno, LLC, Mercury Air Center-Tulsa, LLC., Mercury Air Center-Charleston, LLC., Mercury Air Center-Johns Island, LLC., Mercury Air Center-Nashville, LLC., Mercury Air Center-Addison, Inc. and Mercury Air Center - Corpus Christi, Inc.

         "FEIN" means Federal Employer Identification Number.

         "General Intangibles" means all of Obligors' now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

         "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

         "Guarantors" has the meaning given the term in the preamble of this Agreement, and includes any other Person executing a Guaranty in favor of Purchaser under the Purchase Agreement.

         "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "Inventory" means all Obligors' now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Obligor as lessor, goods that are furnished by a Obligor under a contract of service, and raw materials, work in process, or materials used or consumed in a Obligor's business.

         "Investment Property" means all of Obligors' now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

         "Lender Expenses" means all (a) expenses of the Lender due under
Section 11.13 of the Purchase Agreement, including fees or charges paid or incurred by Lender for public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, real estate surveys, real estate title policies and endorsements,
(b) reasonable costs and expenses paid or incurred by Lender to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (c) reasonable costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending this Agreement, and (d) Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including reasonable attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Obligor or in exercising rights or remedies under this Agreement), or defending this Agreement, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

         "Lender's Liens" means the Liens granted by Obligors to Lender for the benefit of Lender under this Agreement or the other Loan Documents.

         "Lender-Related Persons" means Lender together with its Affiliates, officers, directors, employees, and agents.

         "Liens to be Released" means, collectively, the Liens set forth on Schedule L-1.

         "Loan Documents" means this Agreement, the Purchase Agreement, the Amended Note, the Amended Warrant, the Guaranties, the Mortgages, the Trademark Security Agreement, the Subordination Agreement, any Additional Note, any Additional Warrant, and any other agreement entered into, now or in the future, by any Obligor and Lender in connection with this Agreement.

         "Maytag" means Maytag Aircraft Corporation, a Colorado corporation.

         "Mortgage Policy" means a mortgagee title insurance policy (or marked commitments to issue the same) with respect to any Mortgage, issued by a title insurance company satisfactory to Lender, in an amount satisfactory to Lender, assuring Lender that such Mortgage is a valid and enforceable mortgage Lien on the Real Property Collateral subject thereto, free and clear of all defects and encumbrances except Permitted Encumbrances, and otherwise in form and substance satisfactory to Lender.

         "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, at any time executed and delivered by an Obligor in favor of Lender, in form and substance satisfactory to Lender, that encumbers any portion of the Real Property Collateral.

         "Negotiable Collateral" means all of Obligors' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

         "Note" has the meaning set forth in the recitals hereto.

         "Notices of Assignment of Claims" means, collectively, the Notices of Assignment of Claims, executed by Lender, Maytag and/or such other Obligor as may be required by Lender, and addressed to the contracting officer and disbursing officer with respect to each contract subject to an Assignment of Claims.

         "Obligations" means all loans, advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities, obligations, fees, charges, costs, Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Obligors to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Obligors are required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

         "Obligor" have the respective meanings set forth in the preamble to this Agreement.

         "Original Purchase Agreement" has the meaning set forth in the recitals hereto.

         "Parent" has the meaning set forth in the preamble to this Agreement.

         "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured lender) business judgment.

         "Permitted Dispositions" means (a) sales or other dispositions by Obligors of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales by Obligors of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Obligors in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (d) the licensing by Obligors, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business.

         "Permitted Protest" means the right of Parent or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that
(a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Parent or any of its Subsidiaries, as applicable, in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Lender's Liens.

         "Personal Property Collateral" means all Collateral other than Real Property.

         "Purchase Agreement" means the Original Purchase Agreement as amended by Amendment No. 3.

         "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Obligor or Guarantor and the improvements thereto.

         "Real Property Collateral" means any Real Property other than that described on Schedule R-1.

         "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC Section 9601.

         "SEC" means the United States Securities and Exchange Commission and any successor thereto.

         "Senior Agent" means the "Agent" as defined in the Senior Credit Agreement.

         "Senior Credit Agreement" has the meaning set forth in Amendment No. 3.

         "Senior Loan Documents" means the "Loan Documents" as set forth in the Senior Credit Agreement.

         "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

         "Stock Pledge Agreement" means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by a Obligor with respect to the Stock of a Subsidiary of such Obligor; referred to collectively as the "Stock Pledge Agreements."

         "Stock Pledge Documentation" means Stock Pledge Agreements, together with all certificates representing the shares of Stock pledged thereunder and Stock powers with respect thereto executed in blank."Subordination Agreement" has the meaning set forth in Amendment No. 3.

         "Trademark Security Agreement" means a trademark security agreement executed and delivered by the applicable Obligor with respect to any trademark applications made by such Obligor, in form and substance satisfactory to Lender.

         "Voidable Transfer" has the meaning set forth in Section 16.7.

         "Warrant" has the meaning set forth in the recitals hereto.

1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Obligor" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

1.3. Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

1.4. Construction.

         (a) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or."

         (b) The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.

         (c) Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.

         (d) Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).

         (e) Any reference herein to any Person shall be construed to include such Person's successors and assigns.

         (f) Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         (g) Words and expressions defined in the Purchase Agreement shall, unless otherwise defined herein, have the same meanings when used herein.

1.5. Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. APPLICATION OF PROCEEDS.

2.1. Application. All proceeds of Accounts or other Collateral received by Lender shall be applied as follows:

         (a) first, to pay any Lender Expenses due under the Loan Documents until paid in full,

         (b) secondly, to pay interest due in respect of all outstanding amounts until paid in full,

         (c) thirdly, to pay outstanding principal until paid in full, and

         (d) fourth, to Parent (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

2.2. Paid in Full. For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

2.3. Conflict. In the event of a direct conflict between the priority provisions of this Section 2.3 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this
Section 2.3 shall control and govern.

3. CONDITIONS PRECEDENT.

         The effectiveness of Amendment No. 3 is conditioned upon the fulfillment, to the satisfaction of Lender, of each of the conditions precedent set forth below:

         (a) Lender shall have received all financing statements required by Lender, duly executed (if required) by the applicable Obligors, and Lender shall have received searches reflecting the filing of all such financing statements;

         (b) Lender shall have received the Subordination Agreement, in form and substance satisfactory to Lender, duly executed, and each such document shall be in full force and effect; and

         (c) Lender shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.5, the form and substance of which shall be satisfactory to Lender.

4. CREATION OF SECURITY INTEREST.

4.1. Grant of Security Interest. Each Obligor hereby grants to Lender a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Obligors of each of their covenants and duties under the Loan Documents. The Lender's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Lender or Obligors. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Obligors have no authority, express or implied, to dispose of any item or portion of the Collateral.

4.2. Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Lender's security interest is dependent on or enhanced by possession, the applicable Obligor, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender provided that, if and for so long as required by the terms of the Senior Loan Documents, such Negotiable Collateral shall, be endorsed and physically delivered to the Senior Agent.

4.3. Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify Account Debtors of Obligors that the Accounts, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Obligors. Each Obligor agrees that it will hold in trust for the Lender, as the Lender's trustee, any Collections that it receives and immediately will deliver said Collections to Lender in their original form as received by the applicable Obligor.

4.4. Delivery of Additional Documentation Required. At any time upon the request of Lender, Obligors shall execute and deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Lender may request in its Permitted Discretion, in form and substance satisfactory to Lender, to perfect and continue perfected or better perfect the Lender's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Lender in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents, including, without limitation, (a) promptly upon termination of the security interests created under the Senior Loan Documents, Assignments of Claims and Notices of Assignment of Claims and (b) all original motor vehicle title certificates with respect to all motor vehicles owned by any Obligor and registered with any state's department of motor vehicles, executed by the appropriate Obligor and, if necessary, any other Person, so as to permit Lender to record a Lien with respect thereto. Without limiting the generality of the foregoing, Obligors agree to deliver to Lender a Trademark Security Agreement with respect to any trademark applications within 5 Business Days after the date such trademark applications are filed and application numbers assigned thereto by the U.S. Patent and Trademark Officer. To the maximum extent permitted by applicable law, each Obligor authorizes Lender to execute any such Additional Documents in the applicable Obligor's name and authorize Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, Obligors shall (i) provide Lender with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Obligors during the prior period, (ii) cause all patents, copyrights, and trademarks acquired or generated by Obligors that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Obligor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan

Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

4.5. Power of Attorney. Each Obligor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as such Obligor's true and lawful attorney, with power to (a) if such Obligor refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Obligor on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Obligor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Obligor name on any Collection item that may come into the Lender's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Obligor's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender as each Obligor's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed.

4.6. Right to Inspect. Lender (through any of its respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Obligors' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

4.7. Control Agreements. Each Obligor agrees that it will not transfer assets out of any Securities Accounts other than as permitted under Section 7.3 and, if to another securities intermediary, unless each of the applicable Obligor, Lender, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Obligors without the prior written consent of Lender. Upon the occurrence and during the continuance of a Default or Event of Default, Lender may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to such account of the Lender as Lender may specify.

5. REPRESENTATIONS AND WARRANTIES.

         Each Obligor makes the following representations and warranties to Lender which shall be true, correct, and complete, in all material respects, as of the date hereof, and such representations and warranties shall survive the execution and delivery of this Agreement:

5.1. No Encumbrances. Each Obligor has good and indefeasible title to its Collateral and the Real Property, free and clear of Liens except for Permitted Encumbrances.

5.2. Equipment. All of the Equipment is used or held for use in Obligors' business and is fit for such purposes.

5.3. Location of Inventory and Equipment; FBOs. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 5.3.

5.4. Inventory Records. Each Obligor keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

5.5. Location of Chief Executive Office; FEIN. The chief executive office of each Obligor is located at the address indicated in Schedule 5.5 and each Obligor's FEIN is identified in Schedule 5.5.

5.6. Stock and Subsidiaries.

         (a) Set forth on Schedule 5.6(a), is a complete and accurate description of the authorized capital Stock of each Obligor other than Parent, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on
Schedule 5.6(a), there are no subscriptions, options, warrants, or calls relating to any shares of each Obligor's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Obligor is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

         (b) Set forth on Schedule 5.6(b), is a complete and accurate list of each Obligor's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Obligor. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

         (c) Except as set forth on Schedule 5.6(b), there are no subscriptions, options, warrants, or calls relating to any shares of any Obligor's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Obligor or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Obligor's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

5.7. Due Authorization; No Conflict.

         (a) As to each Obligor, the execution, delivery, and performance by such Obligor of this Agreement have been duly authorized by all necessary action on the part of such Obligor.

         (b) As to each Obligor, the execution, delivery, and performance by such Obligor of this Agreement do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Obligor, the Governing Documents of any Obligor, or any order, judgment, or decree of any court or other Governmental Authority binding on any Obligor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Obligor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Obligor, other than Permitted Encumbrances, or (iv) require any approval of any Obligor's interestholders or any approval or consent of any Person under any material contractual obligation of any Obligor.

         (c) Other than the filing of financing statements, fixture filings, and Mortgages, the execution, delivery, and performance by each Obligor of this Agreement do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

         (d) As to each Obligor, this Agreement and all other documents contemplated hereby, when executed and delivered by such Obligor will be the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (e) The Lender's Liens are validly created, perfected Liens, subject only to Permitted Encumbrances.

5.8. Fraudulent Transfer. No transfer of property is being made by any Obligor and no obligation is being incurred by any Obligor in connection with the transactions contemplated by this Agreement with the intent to hinder, delay, or defraud either present or future creditors of Obligors.

5.9. Intellectual Property. Each Obligor owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.9 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Obligor is the owner or is an exclusive licensee.

5.10. DDAs. Set forth on Schedule 5.10 are all of the DDAs of each Obligor, including, with respect to each depository (a) the name and address of that depository, and (b) the account numbers of the accounts maintained with such depository.

6. AFFIRMATIVE COVENANTS.

         Each Obligor covenants and agrees that, so long as until full and final payment of the Obligations, Obligors shall and shall cause each of their respective Subsidiaries to do all of the following:

6.1. Post Closing Conditions.

         (a) within 5 days after the Closing Date, deliver to Lender (or to such other Person as Lender may instruct) the Stock Pledge Documentation, the form and substance of which shall be satisfactory to Lender and such documentation shall be in full force and effect;

         (b) within 30 days after the Closing Date, deliver to Lender certificates of insurance and certified copies of the policies of insurance, as are required by Section 6.5, together with the endorsements thereto, the form and substance of which shall be satisfactory to Lender and its counsel;

         (c) within 30 days after the Closing Date, deliver to Lender a Control Agreement, in form and substance satisfactory to Lender, with respect to each of the DDAs;

         (d) within 30 days after the Closing Date, deliver to Lender evidence, in form and substance satisfactory to Lender, of the satisfaction and release, as of record, of the Liens to be Released; and

         (e) within 30 days after the Closing Date, deliver to Lender a Collateral Access Agreement with respect to locations where Books are kept with respect to Accounts and Inventory.

6.2. Accounting System. Maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Lender. Obligors also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

6.3. Collateral Reporting. Provide Lender with the following documents upon request by Lender in form satisfactory to Lender:

         (a) copies of invoices in connection with the Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Obligors, purchase orders and invoices, and;

         (b) such other reports as to the Collateral, or the financial condition of Obligors as Lender may request.

         In addition, each Obligor agrees to cooperate fully with Lender to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

6.4. Maintenance of Properties. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

6.5. Insurance.

         (a) At Obligors' expense, maintain insurance respecting its property and assets in accordance with section 8.8 of the Purchase Agreement. To the extent, and only to the extent, permitted by Obligors' agreements with airports or other lessors, Obligors shall deliver copies of all such policies, other than those policies insuring Obligors' operations at airports, or affected by other agreements prohibiting the assignment of proceeds to a Person other than such airport or lessor, to Lender with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate (such policies referred to herein as the "Included Policies").

         (b) Parent shall give Lender prompt notice of any loss covered by any insurance policy covering any Obligor, including, without limitation, the Included Policies. Lender shall have the exclusive right (subject to the Senior Agent's rights under the Senior Loan Documents) to adjust any losses payable under any Included Policy in excess of $50,000, without any liability to Obligors whatsoever in respect of such adjustments. Any monies received as payment for any loss under any Included Policy (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall, to the extent not required to be paid to the Senior Agent under the Senior Loan Documents, be paid over to Lender or shall be disbursed to Parent under staged payment terms reasonably satisfactory to Lender for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

         (c) Obligors shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.5, unless, subject to the restrictions set forth in this Section, Lender is included thereon as named insured with the loss payable to Lender under a lender's loss payable endorsement or its equivalent (in which case such policy shall also constitute an Included Policy). Parent immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Lender.

6.6. Location of Inventory and Equipment. Keep the Inventory and Equipment only at the locations identified on Schedule 5.3; provided, however, that Parent may amend Schedule 5.3 so long as such amendment occurs by written notice to Lender not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Obligor provides any financing statements or fixture filings necessary to perfect and continue perfected the Lender's Liens on such assets and also provides to Lender a Collateral Access Agreement.

6.7. Leases. Pay when due all rents and other amounts payable under any leases to which any Obligor is a party or by which any Obligor's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

6.8. Existence. At all times preserve and keep in full force and effect each Obligor's valid existence and good standing and any rights and franchises material to Obligors' businesses.

6.9. Environmental. Promptly provide Lender with written notice within 10 days of the receipt of any of the following: (a) notice that an Environmental Lien has been filed against any of the real or personal property of any Obligor and (b) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Obligor.

7. NEGATIVE COVENANTS.

         Each Obligor covenants and agrees that, so long and until full and final payment of the Obligations, Obligors will not and will not permit any of their respective Subsidiaries to do any of the following:

7.1. Change Name. Change any Obligor's name, FEIN, corporate structure or identity, or add any new fictitious name; provided, however, that a Obligor may change its name upon at least 30 days prior written notice by Parent to Lender of such change and so long as, at the time of such written notification, such Obligor provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's Liens.

7.2. Change in Location of Chief Executive Office; Inventory and Equipment with Bailees. Relocate its chief executive office to a new location without Parent providing 30 days prior written notification thereof to Lender and so long as, at the time of such written notification, the applicable Obligor provides any financing statements or fixture filings necessary to perfect and continue perfected the Lender's Liens and also provides to Lender a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

7.3. Securities Accounts. Establish or maintain any Securities Account unless Lender shall have received a Control Agreement in respect of such Securities Account (in the case of the DDAs, within the time period referred to in Section 6.1(c)). Obligors agree to not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Obligors may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or the other Loan Documents.

8. SUBORDINATION AGREEMENT.

         The rights and obligations of the Lender and each Obligor under this Agreement are subject in all respects to the provisions of the Subordination Agreement.

9. THE LENDER'S RIGHTS AND REMEDIES.

9.1. Rights and Remedies. Subject to the provisions of the Subordination Agreement, upon the occurrence, and during the continuation, of an Event of Default, Lender (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by
Obligors:

         (a) Cause Obligors to hold all returned Inventory in trust for Lender, segregate all returned Inventory from all other assets of Obligors or in Obligors' possession and conspicuously label said returned Inventory as the property of Lender;

         (b) Without notice to or demand upon any Obligor make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Each Obligor agrees to assemble the Personal Property Collateral if Lender so requires, and to make the Personal Property Collateral available to Lender at a place that Lender may designate which is reasonably convenient to both parties. Each Obligor authorizes Lender to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender's determination appears to conflict with the Lender's Liens and to pay all expenses incurred in connection therewith. With respect to any of Obligors' owned or leased premises, each Obligor hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender's rights or remedies provided herein, at law, in equity, or otherwise;

         (c) Without notice to any Obligor (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Obligor held by Lender or (ii) Indebtedness at any time owing to or for the credit or the account of any Obligor held by Lender;

         (d) Hold, as cash collateral, any and all balances and deposits of any Obligor held the Lender to secure the full and final repayment of all of the Obligations;

         (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Each Obligor hereby grants to Lender a license or other right to use, without charge, such Obligor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and such Obligor's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

         (f) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Obligors' premises) as Lender determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

         (g) Lender shall give notice of the disposition of the Personal Property Collateral as follows:

                           (i) Lender shall give Parent (for the benefit of the applicable Obligor) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                           (ii) The notice shall be personally delivered or mailed, postage prepaid, to Parent as provided in section 8.2 of Amendment No. 3, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

         (h) Lender may credit bid and purchase at any public sale;

         (i) Lender may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

         (j) Lender shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents; and

         (k) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Obligors. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Parent (for the benefit of the applicable Obligor).

9.2. Remedies Cumulative. The rights and remedies of Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

10. TAXES AND EXPENSES.

         If any Obligor fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and without prior notice to any Obligor, may do any or all of the following: (a) make payment of the same or any part thereof, (b) or in the case of the failure to comply with Section 6.5 hereof, obtain and maintain insurance policies of the type referred to in Section 6.5 and take any action with respect to such policies as Lender deems prudent. Any such amounts paid by Lender shall constitute Lender Expenses and any such payments shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default. Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11. WAIVERS; INDEMNIFICATION.

11.1. Demand; Protest; etc. Each Obligor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by Lender on which any such Obligor may in any way be liable.

11.2. Lender's Liability for Collateral. Each Obligor hereby agrees that: (a) so long as Lender complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or
(iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Obligors.

11.3. Indemnification. The provisions of article 7 of the Purchase Agreement shall apply to this Agreement as if this Agreement has been executed contemporaneously with the Purchase Agreement, and references therein to a "Transaction Document" shall include a reference to this Agreement.

12. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by Obligors or Lender to the other relating to this Agreement or any other Loan Document shall be given in accordance with section 8.2 of Amendment No. 3.

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

13.1. GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13.2. NEW YORK COURTS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. OBLIGORS AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13.2.

13.3. WAIVER OF JURY TRIAL. OBLIGORS AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE

TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. OBLIGORS AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14. ASSIGNMENTS AND SUCCESSORS.

         This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Obligors may not assign this Agreement or any rights or duties hereunder without the Lender's prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lender shall release any Obligor from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder in accordance with the Purchase Agreement and, except as expressly required pursuant to the Purchase Agreement, no consent or approval by any Obligor is required in connection with any such assignment.

15. AMENDMENTS; WAIVERS.

15.1. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by Obligors therefrom, shall be effective unless the same shall be in writing and signed by Lender and Parent (on behalf of all Obligors) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15.2. No Waivers; Cumulative Remedies. No failure by Lender to exercise any right, remedy, or option under this Agreement, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Lender on any occasion shall affect or diminish Lender's rights thereafter to require strict performance by Obligors of any provision of this Agreement. Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy that Lender may have.

16. GENERAL PROVISIONS.

16.1. Effectiveness. This Agreement shall be binding and deemed effective when executed by Obligors and Lender whose signature is provided for on the signature pages hereof.

16.2. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

16.3. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Obligors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

16.4. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

16.5. Amendments in Writing. This Agreement only can be amended by a writing in accordance with Section 15.1.

16.6. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

16.7. Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by any Obligor or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Obligors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

16.8. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

16.9. Parent as Agent for Obligors. Each Obligor hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Obligors which appointment shall remain in full force and effect unless and until prior written notice signed by each Obligor that such appointment has been revoked and that another Obligor has been appointed Parent.

                           [Signature page to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                      MERCURY AIR GROUP, INC.,

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:




                                      J.H. WHITNEY MEZZANINE FUND, L.P.
                                      By: Whitney GP, L.L.C.
                                      By:
                                         --------------------------------------
                                      Name:
                                      Title: A Managing Member

                                   GUARANTORS:

MERCFUEL, INC.

By:
   -------------------------------------
Name:
Title:

MAYTAG AIRCRAFT CORPORATION

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CARGO, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

AEG FINANCE CORPORATION

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTERS, INC.

(F/K/A WOFFORD FLYING SERVICES, INC.)

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

HERMES AVIATION, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

VULCAN AVIATION, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

RPA AIRLINE AUTOMATION SERVICES, INC.

(F/K/A RENE PEREZ AND ASSOCIATES, INC.)

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY ACCEPTANCE CORPORATION

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

EXCEL CARGO, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-BIRMINGHAM, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-BAKERSFIELD, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-BURBANK, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-FRESNO, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-LOS ANGELES, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-ONTARIO, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-SANTA BARBARA

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-HARTSFIELD, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-PEACHTREE-DEKALB, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER- FT. WAYNE, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-JACKSON, L.L.C.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-RENO, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-TULSA, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-CHARLESTON, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-JOHNS ISLAND, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-NASHVILLE, LLC

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER-ADDISON, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

MERCURY AIR CENTER - CORPUS CHRISTI, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------